                                                                   Exhibit 10.19

                                                               EXECUTION VERSION

                               SECOND AMENDMENT TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), dated as of April 19, 2002, is entered into by and among:

               (1) QUANTUM CORPORATION, a Delaware corporation (the "Lessee");

               (2) SELCO SERVICE CORPORATION, an Ohio corporation (the
         "Lessor");

               (3) Each of the financial institutions listed in the Amended and Restated Participation Agreement referred to in Recital A below as "participants" (collectively, the "Participants"); and

               (4) THE BANK OF NOVA SCOTIA ("BNS"), as agent for the Participants (in such capacity, the "Agent").

                                    RECITALS

         A. The Lessee, the Lessor, the Participants and the Agent are parties to an Amended and Restated Participation Agreement dated as of July 12, 2000, as amended by that certain First Amendment to Amended and Restated Participation Agreement dated as of March 28, 2001 (as amended, the "Participation Agreement").

         B. The Lessee has recently approached the Lessor, the Participants and the Agent and requested that the Lessor, the Participants and the Agent amend the Participation Agreement (subject to the terms and conditions set forth herein) in order to conform with certain changes to be made in that certain Amended and Restated Credit Agreement (3-Year) dated as of April 2, 2001 and further amended as of the date hereof among the Lessee, as borrower, the financial institutions party thereto as lenders and/or agents, and Bank of America, N.A., as administrative agent and letter of credit issuing agent.

         C. The Lessor, the Participants and the Agent are willing so to amend the Participation Agreement upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee, the Lessor, the Participants and the Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Appendix 1 to the Participation Agreement, as amended by this Amendment. The rules of interpretation set forth in Appendix 1 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendment to Participation Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Participation Agreement is hereby amended as follows:

            (a) Section 3.18 is hereby amended by changing each of the "fourth", "fifth" and "sixth" clauses thereof to read in their entirety as follows:

                fourth, to the Tranche A Participants for application to pay in full the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Participants without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants;

                fifth, to the Tranche B Participants for application to pay in full the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B
            Participants: and

                sixth, to the Tranche C Participants for application to redeem the Tranche C Participation Interest Balance of each Tranche C Participant, and in the case where the amount so distributed shall be insufficient to fully redeem as aforesaid, then pro rata among the Tranche C Participants without priority of one Tranche C Participant over the other in the proportion that each Tranche C Participant's Tranche C Participation Interest Balance bears to the aggregate Tranche C Participation Interest Balances of all Tranche C Participants; and

            (b) Section 10.2(a)(x) is hereby amended to read in its entirety as follows:

                       (x) Subordinated Indebtedness of the Lessee to any
            Person, provided that (A) such Indebtedness contains subordination provisions no less favorable to the Agent and the Participants than those set forth in Exhibit R or as otherwise approved by the Required Participants and (B) the aggregate principal amount of all Subordinated Debt of the Lessee outstanding (including the Convertible Subordinated Debentures) does not exceed $350,000,000 under this clause (x) at any time. Notwithstanding the foregoing sentence, the Lessee may from time to time incur and suffer to exist Subordinated Debt under this clause (x) having an aggregate principal amount in excess of $350,000,000 (any such excess amount from time to time, "Additional Subordinated Debt"); provided that:
            (1) no Default or Event of Default shall exist immediately prior to, or as a result of, the Lessee's incurrence of any such Additional Subordinated Debt; (2) any such Additional Subordinated Debt shall be incurred by the Lessee solely for the purpose of purchasing, prepaying, repaying, retiring or redeeming then existing Subordinated Debt within 180 days after the date the Lessee incurs such Additional Subordinated Debt and such Additional Subordinated Debt shall be used solely for such purpose and shall be reduced to zero within such time (assuming for this purpose that any such Subordinated Debt repurchased or redeemed and held legally and beneficially solely by the Lessee or one of its consolidated Subsidiaries shall no longer be deemed outstanding); and (3) no later than 10 Business Days after to the date the Lessee incurs any such Additional Subordinated Debt, the Lessee shall have delivered to the Agent a certificate executed by a Responsible Officer of the Lessee certifying (x) the principal amount of such Additional Subordinated Debt and (y) that the Lessee intends to repurchase, repay, prepay, retire or redeem Subordinated Debt with the proceeds thereof within 180 days after the date of the incurrence thereof; and

                  (c) Section 10.2(e) is hereby amended by (i) deleting the word "and" appearing at the end of clause (viii) thereof, (ii) replacing the period appearing at the end of clause (ix) thereof with the phrase "; and" and (iii) adding the following at the end of such Section as a new clause (x):

                            (x)  Investments by the Lessee or any of its
                  Subsidiaries constituting repurchases of all or a portion of the Convertible Subordinated Debentures before cancellation of the same; provided that (i) any such repurchase is permitted by Section 10.2(j) and (ii) no such repurchased debentures shall be transferred by the Lessee or any such Subsidiary to any Person other than the Lessee or one of its Subsidiaries.

                  (d) Section 10.2(k)(iii) is hereby amended by deleting the phrase "2:00:1." appearing at the end thereof and replacing it with the following:

                  , (i) with respect to any such fiscal quarter of the Lessee ending on or prior to December 31, 2001, 2.00 to 1.00; and
                  (ii) with respect to any such fiscal quarter ending thereafter, 1.50 to 1.00.

                  (e) Section 10.2(j) is hereby amended by changing the lead-in of clause (iv) thereof to read in its entirety as follows:

                  (iv) accelerate the scheduled payment thereof; except that, subject to the other terms and provisions hereof, the Lessee and its Subsidiaries may

                  (f) Section 10.2(k)(iv) is hereby amended to read in its entirety as follows:

                            (iv) Minimum Profitability/Consolidated EBITDA. (A)
                  Suffer or permit there to exist, as of the last day of any fiscal quarter of the Lessee ending on or prior to December 31, 2001, for the four fiscal quarters then ending and commencing with the fiscal quarter of the Lessee ending March 31, 2000, (1) any two fiscal quarters in which the aggregate negative Consolidated Net Income for such fiscal quarters exceeds 5% of Consolidated Tangible Net Worth as of such date, or (2) cumulative Consolidated Net Income for such four-quarter period of less than $1.00; provided that, for purposes of this clause (A), charges for In-Process Research & Development associated with Acquisitions shall be excluded (x) to the extent that any such charges are taken during the fiscal quarter in which the related Acquisition is completed and (y) to the extent that the aggregate amount of any such charges taken does not exceed $100,000,000 from and after the First Amendment Effective Date; and (B) suffer or permit Consolidated EBITDA, determined as of the last day of any fiscal quarter of the Lessee ending after December 31, 2001, to be less than: (1) with respect to the fiscal quarters of the Lessee ending on or about March 31, 2002 and June 30, 2002, negative $5,000,000 and (2) with respect to any fiscal quarter of the Lessee ending thereafter, $0.00.

                  (g) Schedule II is hereby amended by replacing the term "Leverage Ratio", in each instance in which it appears therein, with the term "Pricing Level Leverage Ratio".

                  (h) Appendix 1 is hereby amended by adding the following definitions in appropriate alphabetical order:

                             "Additional Subordinated Debt" is defined in
                  Section 10.2(a) of the Participation Agreement.

                             "Consolidated Pricing EBITDA" means, for any
                  period, for the Lessee and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount written off in connection with In-Process Research & Development related to the Meridian Acquisition in the second fiscal quarter of year 2000, (f) the charge taken in the fourth fiscal quarter of year 2000 in connection with DSS, and
                  (g) the amount of any charges taken in connection with In-Process Research & Development associated with Acquisitions (other than any charge included in clause (e) above); provided that (i) any such charges are taken during the fiscal quarter in which the related Acquisition was completed, and (ii) for purposes of calculating In-Process Research & Development charges under this clause (g), the aggregate amount of any such charges does not exceed $100,000,000 from and after the First Amendment Effective Date; provided that; in respect of any period (or partial period) prior to the Maxtor Merger Effective Time, "Consolidated EBITDA" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

                             "Consolidated Senior Indebtedness" means, as of any
                  date of determination, for the Lessee and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Funded Indebtedness as of such date less (b) the aggregate principal amount of Subordinated Debt of the Lessee and its Subsidiaries as of such date.

                             "Pricing Level Leverage Ratio" means, as of any
                  date of determination occurring on or after the last day of the fiscal quarter ending on or about March 31, 2002, for the Lessee and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated Pricing EBITDA for the four consecutive fiscal quarter period ending on, or ending most recently prior to, such date.

                             "Restructuring Charges" means, in respect of any
                  Person, any cash or non-cash expense recorded by such Person or its consolidated Subsidiaries in accordance with GAAP in respect of (a) employee separation payments made or required to be made by such Person or Subsidiaries, (b) termination of real estate or personal property leases to which such Person or Subsidiaries are party (net of any gains arising out of such matters), (c) dispositions of real or personal property of such Person or Subsidiaries (net of any gains arising out of such matters), or (d) early termination of executory service or other contracts existing between such Person or Subsidiaries and third parties not Affiliates of such Persons (net of any gains arising out of such matters); provided, in each case, such expense is incurred in connection with the partial or complete termination or combination of lines of business or business-related functions by such Person or Subsidiaries which is occurring at such time or planned to occur within 12 months of the effective date of such recordation.

                  (i) Appendix 1 is hereby further amended at the definition of "Consolidated EBITDA" by (i) deleting the word "and" appearing at the end of clause (f) thereof, and (ii) adding the following as new clauses
         (h) and (i), prior to the proviso therein:

                  (h) in respect of any period ending on or after the last day of the fiscal quarter of the Lessee ending on or about March 31, 2002, and to the extent deducted in the determination of Consolidated Net Income during such period and in an aggregate amount not to exceed $25,000,000 for all such periods together, the amount of Restructuring Charges taken during such period; and (i) in respect of any period ending on or after the last day of the fiscal quarter of the Lessee ending on or about March 31, 2002, and to the extent deducted in the determination of Consolidated Net Income during such period and in an aggregate amount not to exceed $175,000,000 for all such periods together, the amount of goodwill impairment charges recorded pursuant to Financial Accounting Standard 142 and taken during such period;

                  (j) Appendix 1 is hereby further amended at the definition of "Leverage Ratio" by amending and restating such definition in its entirety as follows:

                             "Leverage Ratio" means, as of any date of
                  determination, for the Lessee and its Subsidiaries on a consolidated basis, the ratio of, (a) with respect to any such date occurring on or prior to December 31, 2001, (i) Consolidated Funded Indebtedness as of such date to (ii) Consolidated EBITDA for the four fiscal quarter period ending on, or ending most recently prior to, such date; and (b) with respect to any such date occurring after December 31, 2001, (i) Consolidated Senior Indebtedness as of such date to (ii) Consolidated EBITDA for the four fiscal quarter period ending on, or ending most recently prior to, such date.

                  (k) Schedule 2 to the form of Compliance Certificate set forth as Exhibit Q is hereby amended to read in its entirety as set forth on Attachment 1 hereto.

         3. Representations and Warranties. The Lessee hereby represents and warrants to the Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of the Lessee set forth in Section 8.3 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," the Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective upon the date (the "Effective Date") that the Lessor, the Agent and the Participants receives the following, each in form and substance satisfactory to the Agent, the Participants and their respective counsel:

                  (a) This Amendment duly executed by the Lessor, the Lessee, the Required Participants and the Agent;

                  (b) A certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying (i) that the resolutions of the Board of Directors of the Lessee, in the form delivered to the Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; and (ii) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment;

                  (c) An Appraisal of the Property, prepared by a reputable appraiser approved by the Agent, in form and substance satisfactory to the Agent, which Appraisal shall show that the Fair Market Sales Value of the Property equals or exceeds three (3) times the sum of (A) the Tranche B Participation Interest Balance of each Tranche B Participant and (B) the Tranche C Participation Interest Balance of each Tranche C Participant;

                (d) A nonrefundable amendment fee to be paid to each Participant that has executed this Amendment and delivered it to the Agent before 5:00 p.m. (San Francisco time) on April 19, 2002 equal to 0.25% of each Participant's Commitment;

                (e) All fees and expenses of the Lessor's and the Agent's counsels through the Effective Date, to the extent set forth in statements of such counsels delivered to the Lessee on or before the Effective Date; and

                (f) Such other evidence as the Lessor, the Agent or any Participant may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

         5. Effect of this Amendment. Except as provided below, on and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Participants or the Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

         6.     Miscellaneous.

                (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                (c) Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         IN WITNESS WHEREOF, the Lessee, the Lessor, the Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.

THE LESSEE:                            QUANTUM CORPORATION


                                       By: /s/ Renee Budig
                                           -------------------------------------
                                           Name: Renee Budig
                                                 -------------------------------
                                           Title: Vice President, Finance
                                                 -------------------------------

THE LESSOR:                            SELCO SERVICE CORPORATION


                                       By: /s/ David C. Davis
                                           -------------------------------------
                                           Name: David C. Davis
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------


THE AGENT:                             THE BANK OF NOVA SCOTIA


                                       By: /s/ Liz Hanson
                                           -------------------------------------
                                           Name: Liz Hanson
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------

THE PARTICIPANTS:                      THE BANK OF NOVA SCOTIA


                                       By: /s/ Liz Hanson
                                           -------------------------------------
                                           Name: Liz Hanson
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------


                                       KEYBANK NATIONAL ASSOCIATION


                                       By: /s/ Julien Michaels
                                           -------------------------------------
                                           Name: Julien Michaels
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                                SELCO SERVICE CORPORATION

                                                By: /s/ David C. Davis
                                                    ----------------------------
                                                    Name: David C. Davis
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------

                                                UNION BANK OF CALIFORNIA, N.A.


                                                By: /s/ James B. Goudy
                                                    ----------------------------
                                                    Name: James B. Goudy
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------

                                  ATTACHMENT 1

                   For the Quarter/Year ended _______________ ("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

       [NOTE: With respect to any period (or partial period) prior to the
         Maxtor Merger Effective Time, certain of the ratios and amounts described herein shall be determined solely in respect of the DSS
        Business on a stand-alone basis, based upon the then-current DSS
                         Combined Financial Statements.]

I.       Section 10.2(n)(i)

   Please indicate whether the Lessee remains in compliance with the covenants set forth in Section 10.2(k) after taking into account the aggregate amount of any transfers of assets or assumptions of liabilities (assuming that any contingent or off balance sheet liabilities are incurred and accounted for in an amount equal to that which
   could reasonably be expected to be paid) pursuant to Section 10.2(n)(i).                           YES / NO

II.      Section 10.2(n)(ii)(D)

   Please indicate whether the Lessee remains in compliance with the covenants set forth in Section 10.2(k) after taking into account the aggregate amount of any transfers of assets or assumptions of liabilities (assuming that any contingent or off balance sheet liabilities are incurred and accounted for in an amount equal to that which
   could reasonably be expected to be paid) pursuant to Section 10.2(n)(i)(D).                        YES / NO

III.     Section 10.2(e)(ix)

   Note:  Please indicate whether the Lessee or any of its Subsidiaries made any
   ----
   Investment in Snap Appliances pursuant to Section 10.2(e)(ix) in the period to which
   this Compliance Certificate relates, and if so complete this section.                              YES / NO

         Aggregate Investments in Snap Appliances from and after Restatement
         Date but prior to consummation of the Snap Spin Off.                                     $___________

         Maximum permitted:                                                                       $100,000,000

                                      1-1

IV.      Section 10.2(k)(i) - Minimum Consolidated Tangible Net Worth.

         A. Actual Consolidated Tangible Net Worth at Statement Date:

            1. Shareholders' Equity:                                             $____________

            2. Intangible Assets:                                                $____________

            3. Consolidated Tangible Net Worth (Line IV.A.1 less Line IV.A.2):   $____________

         B. 75% of Consolidated Tangible Net Worth as of March 31, 2000          $____________

         C. Amount equal to 75% of the sum of positive Consolidated Net Income
            (ignoring any quarterly losses and any charge for In-Process
            Research and Development described in Line IV.F below) for each fiscal quarter after the quarter ended March 31, 2000, through and
            including the quarter ending on the Statement Date:                  $____________

         D. Amount equal to 75% of the Net Security Proceeds of all Equity
            Securities issued by the Lessee (excluding any issuance where the
            Net Security Proceeds to the Lessee are less than $10,000,000)
            during the period commencing on March 31, 2000 and ending on the
            Statement Date:                                                      $____________

         E. Amount equal to 75% of the increase in shareholders' equity resulting from any conversion of Convertible Subordinated Debentures into Equity Securities during the period commencing on March 31,
            2000 and ending on the Statement Date:                               $____________

         F. Lesser of (i) the aggregate amount paid by the Lessee to repurchase
            Equity Securities during the period commencing on March 31, 2000 and
            ending on the Statement Date, and (ii) $200,000,000:                 $____________

                                      1-2

G.      Lesser of (i) the aggregate amount of charges taken by the Lessee for In
        Process Research & Development associated with Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during
        the quarter in which any such Acquisition was completed:                 $______________

H.      For any fiscal quarter ending after the Snap Spin-Off is consummated, the lesser of (i) net book value of Snap Appliances as of the First
        Amendment Effective Date and (ii) $150,000,000.                          $______________

I.      Sum of: Lines IV.B + IV.C + IV.D + IV.E less IV.F less IV.G less IV.H:   $______________

J.      Greater of Line IV.B and IV.I:                                           $______________

K.      Excess (deficiency) for covenant compliance (Line IV.A.3 less IV.J):     $______________

                                      1-3

V.       Section 10.2(k)(ii) - Minimum Quick Ratio.

A.       Quick Assets:

         1.         Amount of cash and cash equivalents of the Lessee and its
               Subsidiaries (excluding restricted cash) as of the Statement
               Date:                                                              $____________

         2.         Amount of all accounts receivable of the Lessee and its
               Subsidiaries, less all reserves therefor, as of the Statement
               Date:                                                              $____________

         3.         Amount of Quick Assets as of Statement Date (Lines V.A.1 +
               2):                                                                $____________

B.       Current Liabilities:

         1.         Amount of current liabilities of the Lessee and its
               Subsidiaries as of the Statement Date (including any such
               liabilities outstanding under the Loan Documents and the
               Operative Documents):                                              $____________

         2.         Aggregate amount of outstanding obligations under the Loan
               Documents with respect to the principal amount of loans, the undrawn face amount of letters of credit and unreimbursed
               drawings under letters of credit (to the extent not included in
               Line V.B.1):                                                       $____________

         3. For one year prior to the Maturity Date, the aggregate outstanding Synthetic Lease Obligations under the Operative
               Documents:

         4.         Amount of total current liabilities of the Lessee and its
               Subsidiaries as of the Statement Date (Line V.B.1 + 2 + 3):        $____________

C.       Quick Ratio ((Line V.A.3 / Line V.B.4):                                  ________ to 1

         Minimum required:                                                            1.10 to 1

                                      1-4

VI.      Section 10.2(k)(iii) - Maximum Leverage Ratio.

         A. Consolidated EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date
               ("Subject Period"):

               1.      Consolidated Net income for Subject Period:   $__________

               2.      Consolidated Interest Charges for Subject
                   Period:                                           $__________

               3.      Provision for income taxes for Subject
                   Period:                                           $__________

               4.      Depreciation expenses for Subject Period:     $__________

               5.      Amortization expenses for intangibles for
                   Subject Period:                                   $__________

               6.      Amount written off in connection with
                   In-Process Research & Development related
                   to the Meridian Acquisition (in the
                   second fiscal quarter of year 2000 only):         $__________

               7.      Amount of charge taken in connection
                   with DSS (in the fourth fiscal quarter of
                   year 2000 only):                                  $__________

               8.      Lesser of (i) the aggregate amount of
                   charges taken by the Lessee for In Process
                   Research & Development associated with
                   Acquisitions during the period commencing
                   on March 31, 2000 and ending on the Statement
                   Date, and (ii) $100,000,000; provided that any
                   such amounts were paid during the quarter in
                   which any such Acquisition was completed:         $__________

                                      1-5

      9.            To the extent deducted in the determination
               of Consolidated Net Income during the Subject
               Period, the aggregate amount of all Restructuring
               Charges taken during such period; provided that no
               more than $25,000,000 of such Restructuring Charges
               shall be included in the calculation of Consolidated
               EBITDA from and after the last day of the fiscal
               quarter ending on or about March 31, 2002:            $__________

      10.           To the extent deducted in the determination of
               Consolidated Net Income during the Subject Period,
               the aggregate amount of all goodwill impairment
               charges recorded pursuant to Financial Accounting
               Standard 142 and taken during such period; provided
               that no more than $175,000,000 of such goodwill
               impairment charges shall be included in the
               calculation of Consolidated EBITDA from and after
               the last day of the fiscal quarter ending on or
               about March 31, 2002:                                 $__________

      11.           Consolidated EBITDA for Subject Period (Lines
               VI.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10):         $__________

B.    Consolidated Senior Indebtedness at Statement Date:            $__________

C.    Leverage Ratio (Line VI.B / Line VI.A.11):                     ______ to 1

      Maximum permitted:                                               1.50 to 1

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

VII.     Section 10.2(k)(iv) - Minimum Profitability (Through December 31,
2001).

         A.    5% of Consolidated Tangible Net Worth as
               of Statement Date:                                  $____________

         B.    Aggregate amount of the two greatest quarterly
               losses incurred during the four quarters
               immediately preceding the Statement Date:           $____________


         C.    Excess (deficiency) for covenant compliance
               (Line VII.A less Line VII.B):                       $____________

         D.    Cumulative Consolidated Net Income for the
               four quarters immediately preceding the
               Statement Date:                                     $____________

         E.    Excess (deficiency) for covenant compliance
               (Line VII.D less $1.00):                            $____________

                                      1-7

VIII.    Section 7.12(d) - Minimum Consolidated EBITDA (After December 31,
         2001).

      A. Consolidated EBITDA for the fiscal quarter ending on or nearest the Statement Date ("Subject Quarter"):

          1.        Consolidated Net income for Subject Quarter:                     $___________

          2.        Consolidated Interest Charges for Subject Quarter:               $___________

          3.        Provision for income taxes for Subject Quarter:                  $___________

          4.        Depreciation expenses for Subject Quarter:                       $___________

          5.        Amortization expenses for intangibles for Subject Quarter:       $___________

          6.        Amount written off in connection with In-Process Research &
               Development related to the Meridian Acquisition (in the second
               fiscal quarter of year 2000 only):                                    $___________

          7.        Amount of charge taken in connection with DSS (in the fourth
               fiscal quarter of year 2000 only):                                    $___________

          8.        Lesser of (i) the aggregate amount of charges taken by the
               Lessee for In Process Research & Development associated with
               Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during the quarter in which any
               such Acquisition was completed:                                       $___________

          9.        To the extent deducted in the determination of Consolidated
               Net Income during the Subject Period, the aggregate amount of all
               Restructuring Charges taken during such period; provided that no more than $25,000,000 of such Restructuring Charges shall be included in the calculation of Consolidated EBITDA from and after the last day of the fiscal quarter ending on or about March 31,
               2002:                                                                 $___________


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

               10.       To the extent deducted in the determination of
                    Consolidated Net Income during the Subject Period, the
                    aggregate amount of all goodwill impairment charges recorded pursuant to Financial Accounting Standard 142 and taken
                    during such period; provided that no more than $175,000,000 of such goodwill impairment charges shall be included in the calculation of Consolidated EBITDA from and after the last day of the fiscal quarter ending on or about March 31, 2002: $_________

               11.       Consolidated EBITDA for Subject Quarter
                    (Lines VI.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10):         $_________

          B.   negative $5,000,000

          C.   $0.00

          D. Excess (deficiency) for covenant compliance purposes (choose one applicable alternative):

               1.        In respect of the fiscal quarters of the Lessee
                    ending on or nearest March 31, 2002 and June 30, 2002:
                    (Line VII.A.11 minus Line VII.B):                            $_________

               2.        In respect of any fiscal quarter of the Lessee
                    ending after June 30, 2002: (Line VII.A.11 minus Line
                    VII.C)                                                       $_________

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

IX.  Pricing Level Leverage Ratio.

     A. Consolidated Pricing EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date ("Subject
          Period"):

          1.   Consolidated Net income for Subject Period:                        $_____________

          2.   Consolidated Interest Charges for Subject Period:                  $_____________

          3.   Provision for income taxes for Subject Period:                     $_____________

          4.   Depreciation expenses for Subject Period:                          $_____________

          5.   Amortization expenses for intangibles for Subject Period:          $_____________

          6.        Amount written off in connection with In-Process Research &
               Development related to the Meridian Acquisition (in the second
               fiscal quarter of year 2000 only):                                 $_____________

          7.        Amount of charge taken in connection with DSS (in the fourth
               fiscal quarter of year 2000 only):                                 $_____________

          8.        Lesser of (i) the aggregate amount of charges taken by the
               Lessee for In Process Research & Development associated with
               Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during the quarter in which any
               such Acquisition was completed:                                    $______________

          9.        Consolidated EBITDA for Subject Period (Lines VIII.A.1 + 2 +
               3 + 4 + 5 + 6 + 7 + 8):                                            $______________

     B.   Consolidated Funded Indebtedness at Statement Date:                     $______________

     C.   Leverage Ratio (Line VIII.B / Line VIII.A.9):                           ___________to 1

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